                                                                   Exhibit 10.11


                              FOURTH AMENDMENT TO
                   DEBTOR-IN-POSSESSION CREDIT AGREEMENT AND
                          LIMITED WAIVER AND CONSENT

                               February 9, 2000

          Reference is made to that certain Debtor-In-Possession Credit Agreement dated as of September 13, 1999 (as heretofore amended, supplemented or otherwise modified, the "DIP Credit Agreement"), by and among Vencor, Inc., a Delaware corporation ("Vencor"), and Vencor Operating, Inc., a Delaware corporation ("Vencor Opco"), each as debtor and debtor-in-possession, and each of Vencor's subsidiaries listed on the signature pages thereof, each as debtor and debtor-in-possession (each such subsidiary, Vencor and Vencor Opco individually referred to herein as a "Borrower" and, collectively, on a joint and several basis, as the "Borrowers"); the Lenders listed on the signature pages thereof; and Morgan Guaranty Trust Company of New York, as arranger, collateral agent and administrative agent (in such capacity, "Administrative Agent") for the Lenders, and as an issuing bank for Letters of Credit thereunder. Capitalized terms used herein without definition herein shall have the meanings assigned to such terms in the DIP Credit Agreement.

          Borrowers have (i) advised Lenders that Borrowers plan to record a significant charge to their December 1999 earnings to provide for additional bad debt reserves, and that as a result, Borrowers may be unable to comply with covenants in the DIP Credit Agreement requiring minimum Consolidated EBITDAR and a minimum Net Amount of Eligible Accounts (it being understood that Borrowers have not advised the Lenders that Borrowers will not be in compliance with such covenants); (ii) requested certain amendments to the DIP Credit Agreement as more fully set forth below; and (iii) submitted to Lenders an amendment and supplement to the Cash Plan, attached hereto as Annex A (the "Cash Plan
                                                -------
Supplement"), setting forth, for February 2000, March 2000 and April 2000, a consolidated cash forecast for the Borrowers. Accordingly:

          1. The undersigned Lenders hereby waive, for the period from December 1, 1999 through and including March 13, 2000, compliance with the provisions of Sections 6.01 and 6.04 of the DIP Credit Agreement with respect to all periods from December 1, 1999 through and including March 13, 2000; provided, that any breach of such provisions which would
               --------
     constitute an Event of Default but for the foregoing waiver shall be an Event of Default on and after March 14, 2000 unless otherwise waived or remedied prior to such date.

          2. Each of the undersigned Lenders, pursuant to Section 7.03(b)(i) of the DIP Credit Agreement, hereby consents to and approves the sale of Borrowers' interest in their warehouse at 3320 Gilmore Industrial Park Boulevard, Louisville, Kentucky on substantially the terms set forth in the memorandum attached hereto as Annex B (the
                                   -------

     "Louisville Asset Sale"); provided that (i) no Default shall have occurred and be continuing at the time of such sale, (ii) such sale is approved by the Court to the extent such approval is required pursuant to the Bankruptcy Code or an order of the Court, and (iii) within five Business Days of Borrowers' receipt of the Net Cash Proceeds of the Louisville Asset Sale, said Net Cash Proceeds shall be applied to repay outstanding Loans, if any, and to reduce the Commitments in accordance with Section 2.08 of the DIP Credit Agreement.

          3.  Borrowers and the undersigned Lenders hereby agree that:

                (i) the definition of "Borrowing Base" in Section 1.01 of the DIP Credit Agreement is hereby amended by adding at the end of the table contained therein an additional row as follows:

                    "March 2000        $75,000,000"

                (ii) Section 6.03 of the DIP Credit Agreement is hereby amended by adding at the end of the table contained therein an additional row as follows:

                    "March 2000        2,650"

               (iii) Section 6.06 of the DIP Credit Agreement is hereby amended by adding at the end of the table contained therein an additional row as follows:

                    "March 2000        $74,000,000"

          4. Each of the undersigned Lenders hereby (i) acknowledges that the substance of the Cash Plan Supplement is satisfactory to such Lender, (ii) consents to replacing the portion of the Cash Plan relating to February 2000 with the forecast for February 2000 contained in the Cash Plan Supplement, and (iii) consents to supplementing the Cash Plan with the forecast for March 2000 and April 2000 contained in the Cash Plan Supplement.

          On and after the Fourth Amendment Effective Date (as defined below), each reference in the DIP Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the DIP Credit Agreement, and each reference in the other Financing Documents to the "DIP Credit Agreement", "thereunder", "thereof" or words of like import referring to the DIP Credit Agreement, shall mean and be a reference to the DIP Credit Agreement as amended by this Fourth Amendment to Debtor-In-Possession Credit Agreement and Limited Waiver and Consent (this "Fourth Amendment"; the DIP Credit Agreement, as so amended, being the "Amended Agreement").

          Without limiting the generality of the provisions of Section 11.05 of the DIP Credit Agreement, the waiver, the amendment and the consents set forth in paragraphs 1, 2, 3 and 4 above shall be limited precisely as written, and nothing in this Fourth Amendment shall be deemed to (a) constitute a waiver of compliance by Borrowers with respect to (i) Section 6.01 or 6.04 of the DIP Credit Agreement in any other instance or (ii) any other term, provision or condition of the DIP Credit Agreement or any of such other Financing Documents,
(b) constitute
a consent to any other supplement to the Cash Plan or any other document, transaction, occurrence, event or condition under Section 5.01(m) or 7.03(b)(i) of the DIP Credit Agreement or any other term, provision or condition of the DIP Credit Agreement or any of such other Financing Documents, or (c) prejudice any right or remedy that the Administrative Agent or any Lender may now have or may have in the future under or in connection with the DIP Credit Agreement or any of such other Financing Documents. Except as specifically waived or amended by this Fourth Amendment, the DIP Credit Agreement and such other Financing Documents shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, nothing herein shall constitute, and nothing herein shall be construed to create, an extension of the Commitments or an obligation on the part of the Lenders to extend the Commitments beyond the Commitment Termination Date.

          In order to induce Lenders to enter into this Fourth Amendment, each Borrower, by its execution of a counterpart of this Fourth Amendment, represents and warrants that (a) such Borrower has the corporate or other power and authority and all material Governmental Approvals required to enter into this Fourth Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Amended Agreement, (b) the execution and delivery of this Fourth Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate or other action on the part of such Borrower, (c) the execution and delivery by such Borrower of this Fourth Amendment and the performance by such Borrower of the Amended Agreement do not and will not contravene, or constitute a default under, any Applicable Laws (including an applicable order of the Court) or any provision of its Organizational Documents, or of any agreement or other instrument binding upon it or result in or require the imposition of any Liens (other than the Liens created by the Collateral Documents) on any of its assets, (d) the execution and delivery by such Borrower of this Fourth Amendment and the performance by such Borrower of the Amended Agreement do not and will not require any action by or in respect of, or filing with, any governmental body, agency or official (except for the Court and such as shall have been made at or before the time required and shall be in full force and effect on and after the date when made), (e) this Fourth Amendment and the Amended Agreement have been duly executed and delivered by such Borrower and constitute the valid and binding obligations of such Borrower, enforceable in accordance with their respective terms, except as may be limited by general principles of equity, (f) for purposes of the Borrowing Order (i) this Fourth Amendment constitutes a non-material modification of the DIP Credit Agreement and the Financing Documents, and (ii) notice of this Fourth Amendment has been given to and received by counsel to the Committee (as defined in the Borrowing Order), and (g) after giving effect to this Fourth Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Fourth Amendment that would constitute a Default.

          This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Fourth Amendment shall become effective (the date of such effectiveness being the "Fourth Amendment Effective Date") upon the earliest date that (a) the Borrowers and Required Lenders shall have executed counterparts of this Fourth Amendment and the Borrowers and the Administrative Agent shall have received written or telephonic notification of such execution and authorization of delivery thereof; and (b) the Administrative Agent shall have received evidence satisfactory to it that all outstanding statements of O'Melveny & Myers LLP, Davis Polk & Wardwell and Policano & Manzo that are received by Vencor prior to 12:00 Noon (New York City time) on February 10, 2000 have been paid in full; provided, however, that it shall be a condition
                        --------  -------
subsequent to the effectiveness hereof that the Administrative Agent shall have received from the Borrowers an amendment and waiver fee in the aggregate amount of $100,000 on or prior to the earlier of (1) the Commitment Termination Date and (2) the date of payment of any fee to the Lenders (or, if earlier, the last date on which payment of such fee is permitted) in connection with the first amendment (if any) to the DIP Credit Agreement entered into after the date hereof which extends the Stated Maturity Date (which $100,000 amendment and waiver fee shall be in addition to any such fee payable in connection with such amendment to the DIP Credit Agreement), for ratable distribution to each Lender that has executed and delivered this Fourth Amendment on or prior to February 14, 2000 according to the ratio of (x) the Commitment of such executing Lender to (y) the aggregate Commitments of all such executing Lenders, and if Administrative Agent shall not have received such fee by such date, this Fourth Amendment and all amendments, waivers and consents effected hereby shall immediately be null and void, ab initio, and of no force and effect whatsoever.

          THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.


                  [Remainder of page intentionally left blank]

BORROWERS:
                         Advanced Infusion Systems, Inc.
                         American X-Rays, Inc.
                         C.P.C. of Louisiana, Inc.
                         Community Behavioral Health System, Inc.
                         Community Psychiatric Centers of Arkansas, Inc. Community Psychiatric Centers of California
                         Community Psychiatric Centers of Florida, Inc. Community Psychiatric Centers of Idaho, Inc.
                         Community Psychiatric Centers of Indiana, Inc. Community Psychiatric Centers of Kansas, Inc.
                         Community Psychiatric Centers of Mississippi, Inc. Community Psychiatric Centers of Missouri, Inc. Community Psychiatric Centers of North Carolina, Inc. Community Psychiatric Centers of Oklahoma, Inc. Community Psychiatric Centers of Utah, Inc.
                         Community Psychiatric Centers Properties Incorporated Community Psychiatric Centers Properties of Oklahoma,
                            Inc.
                         Community Psychiatric Centers Properties of Texas, Inc. Community Psychiatric Centers Properties of Utah, Inc. Courtland Gardens Health Center, Inc.
                         CPC Investment Corp.
                         CPC Managed Care Health Services, Inc.
                         CPC of Georgia, Inc.
                         CPC Properties of Arkansas, Inc.
                         CPC Properties of Illinois, Inc.
                         CPC Properties of Indiana, Inc.
                         CPC Properties of Kansas, Inc.
                         CPC Properties of Louisiana, Inc.
                         CPC Properties of Mississippi, Inc.
                         CPC Properties of Missouri, Inc.
                         CPC Properties of North Carolina, Inc.
                         First Rehab, Inc.
                         Florida Hospital Properties, Inc.
                         Health Care Holdings, Inc.
                         Health Care Technology, Inc.
                         Helian ASC of Northridge, Inc.
                         Helian Health Group, Inc.
                         Helian Recovery Corporation
                         Homestead Health Center, Inc.
                         Horizon Healthcare Services, Inc.

                         Interamericana Health Care Group
                         J.B. Thomas Hospital, Inc.
                         Lafayette Health Care Center, Inc.
                         MedEquities, Inc.
                         Medisave of Tennessee, Inc.
                         Medisave Pharmacies, Inc.
                         Old Orchard Hospital, Inc.
                         Palo Alto Surgecenter Corporation
                         Peachtree-Parkwood Hospital, Inc.
                         PersonaCare, Inc.
                         PersonaCare Living Center of Clearwater, Inc. PersonaCare of Bradenton, Inc.
                         PersonaCare of Clearwater, Inc.
                         PersonaCare of Connecticut, Inc.
                         PersonaCare of Georgia, Inc.
                         PersonaCare of Huntsville, Inc.
                         PersonaCare of Little Rock, Inc.
                         PersonaCare of Ohio, Inc.
                         PersonaCare of Owensboro, Inc.
                         PersonaCare of Pennsylvania, Inc.
                         PersonaCare of Pompano East, Inc.
                         PersonaCare of Pompano West, Inc.
                         PersonaCare of Reading, Inc.
                         PersonaCare of San Antonio, Inc.
                         PersonaCare of San Pedro, Inc.
                         PersonaCare of Shreveport, Inc.
                         PersonaCare of St. Petersburg, Inc.
                         PersonaCare of Warner Robbins, Inc.
                         PersonaCare of Wisconsin, Inc.
                         PersonaCare Properties, Inc.
                         ProData Systems, Inc.
                         Recovery Inns of America, Inc.
                         Respiratory Care Services, Inc.
                         Stamford Health Facilities, Inc.
                         THC-Chicago, Inc.
                         THC-Hollywood, Inc.
                         THC-Houston, Inc.
                         THC-Minneapolis, Inc.
                         THC-North Shore, Inc.
                         THC-Orange County, Inc.
                         THC-San Diego, Inc.
                         THC-Seattle, Inc.
                         TheraTx Healthcare Management, Inc.
                         TheraTx Health Services, Inc.
                         TheraTx Management Services, Inc.
                         TheraTx Medical Supplies, Inc.

                         TheraTx Rehabilitation Services, Inc.
                         TheraTx Staffing, Inc.
                         Transitional Hospitals Corporation, a Delaware
                            Corporation
                         Transitional Hospitals Corporation, a Nevada
                            Corporation
                         Transitional Hospitals Corporation of Indiana, Inc. Transitional Hospitals Corporation of Louisiana, Inc. Transitional Hospitals Corporation of Michigan, Inc. Transitional Hospitals Corporation of Nevada, Inc. Transitional Hospitals Corporation of New Mexico, Inc. Transitional Hospitals Corporation of Tampa, Inc. Transitional Hospitals Corporation of Texas, Inc. Transitional Hospitals Corporation of Wisconsin, Inc. Tucker Nursing Center, Inc.
                         Tunstall Enterprises, Inc.
                         VC-OIA, Inc.
                         VC-TOHC, Inc.
                         VC-WM, Inc.
                         Vencare, Inc.
                         Vencare Rehab Services, Inc.
                         Vencor Facility Services, Inc.
                         Vencor Holdings, L.L.C.
                         Vencor Home Care Services, Inc.
                         Vencor Hospice, Inc.
                         Vencor Hospitals East, L.L.C.
                         Vencor Hospitals West, L.L.C.
                         Vencor, Inc.
                         Vencor Insurance Holdings, Inc.
                         Vencor Investment Company
                         Vencor Nevada, L.L.C.
                         Vencor Nursing Centers East, L.L.C.
                         Vencor Nursing Centers Central L.L.C.
                         Vencor Nursing Centers North, L.L.C.
                         Vencor Nursing Centers South, L.L.C.
                         Vencor Nursing Centers West, L.L.C.
                         Vencor Operating, Inc.
                         Vencor Pediatric Care, Inc.
                         Vencor Provider Network, Inc.
                         Ventech Systems, Inc.

                          BY: VENCOR OPERATING, INC., as agent and attorney-in-fact for each of the foregoing entities

                               By:  /s/ Richard A. Schweinhart
                                    --------------------------------
                               Name:  Richard A. Schweinhart
                               Title: Senior Vice President and
                                      Chief Financial Officer


                          STAMFORD HEALTH ASSOCIATES, L.P.

                          BY: STAMFORD HEALTH FACILITIES, INC., ITS GENERAL PARTNER

                               By:  /s/ Richard A. Schweinhart
                                    --------------------------------
                               Name:  Richard A. Schweinhart
                               Title: Senior Vice President and
                                      Chief Financial Officer


                          VENCOR HOME CARE AND HOSPICE INDIANA PARTNERSHIP

                          BY:  VENCOR HOME CARE SERVICES, INC., ITS GENERAL
                               PARTNER

                               By:  /s/ Richard A. Schweinhart
                                    --------------------------------
                               Name:  Richard A. Schweinhart
                               Title: Senior Vice President and
                                      Chief Financial Officer


                          BY:  VENCOR HOSPICE, INC., ITS GENERAL PARTNER

                               By:  /s/ Richard A. Schweinhart
                                    --------------------------------
                               Name:  Richard A. Schweinhart
                               Title: Senior Vice President and
                                      Chief Financial Officer

                         VENCOR HOSPITALS LIMITED PARTNERSHIP

                         BY:  VENCOR OPERATING, INC., ITS GENERAL PARTNER

                              By:  /s/ Richard A. Schweinhart
                                   --------------------------
                              Name:  Richard A. Schweinhart
                              Title: Senior Vice President and
                                     Chief Financial Officer

                         BY: VENCOR NURSING CENTERS LIMITED PARTNERSHIP, ITS GENERAL PARTNER

                              BY: VENCOR OPERATING, INC., ITS GENERAL
                                  PARTNER

                              By:  /s/ Richard A. Schweinhart
                                   --------------------------
                              Name:  Richard A. Schweinhart
                              Title: Senior Vice President and
                                     Chief Financial Officer


                         VENCOR NURSING CENTERS CENTRAL LIMITED PARTNERSHIP

                         BY:  VENCOR OPERATING, INC., ITS GENERAL PARTNER

                              By:  /s/ Richard A. Schweinhart
                                   --------------------------
                              Name:  Richard A. Schweinhart
                              Title: Senior Vice President and
                                     Chief Financial Officer

                         BY: VENCOR NURSING CENTERS LIMITED PARTNERSHIP, ITS GENERAL PARTNER

                              BY: VENCOR OPERATING, INC., ITS GENERAL
                                  PARTNER

                              By:  /s/ Richard A. Schweinhart
                                   --------------------------
                              Name:  Richard A. Schweinhart
                              Title: Senior Vice President and
                                     Chief Financial Officer

                         VENCOR NURSING CENTERS LIMITED PARTNERSHIP

                         BY:  VENCOR OPERATING, INC., ITS GENERAL PARTNER

                              By:  /s/ Richard A. Schweinhart
                                   --------------------------
                              Name:  Richard A. Schweinhart
                              Title: Senior Vice President and
                                     Chief Financial Officer

                         BY: VENCOR HOSPITALS LIMITED PARTNERSHIP, ITS GENERAL PARTNER

                             BY: VENCOR OPERATING INC., ITS GENERAL
                                 PARTNER

                              By:  /s/ Richard A. Schweinhart
                                   --------------------------
                              Name:  Richard A. Schweinhart
                              Title: Senior Vice President and
                                     Chief Financial Officer

AGENTS AND LENDERS:

                         MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Arranger, Collateral Agent and Administrative Agent and as a Lender


                         By: /s/ Houston A. Stebbins
                             ---------------------------
                              Name: Houston A. Stebbins
                              Title: Vice President

                                               ABLECO FINANCE LLC, as a Lender


                                               By:
                                                    ----------------------------
                                                    Name:
                                                    Title:

                                            APPALOOSA INVESTMENT LIMITED
                                            PARTNERSHIP I, as a Lender


                                            By:  /s/ Ronald M. Goldstein
                                                 ---------------------------
                                                 Name: Ronald M. Goldstein
                                                 Title: Chief Financial Officer

                                     BANKERS TRUST COMPANY, as a Lender


                                     By:
                                          ------------------------------
                                          Name:
                                          Title:

                                          CHASE SECURITIES INC, AS AGENT FOR THE
                                          CHASE MANHATTAN BANK, as a Lender


                                         By:
                                             -------------------------------
                                             Name:
                                             Title:

                                 GOLDMAN SACHS CREDIT PARTNERS L.P., as a Lender


                                 By:  /s/ Mark Denatale
                                      ------------------------------
                                      Name: Mark Denatale
                                      Title: Authorized Signatory

                                            PARIBAS, as a Lender


                                            By:  /s/ Albert A. Young, Jr.
                                                 ------------------------------
                                                 Name: Albert A. Young, Jr.
                                                 Title: Director


                                            By:  /s/ Edward V. Canale
                                                 ------------------------------
                                                 Name: Edward V.Canale
                                                 Title: Managing Director

                                 VAN KAMPEN PRIME RATE INCOME TRUST, as a Lender

                                 By:  VAN KAMPEN INVESTMENT ADVISORY CORP.


                                      By:  /s/ Douglas J. Smith
                                           -------------------------
                                           Name: Douglas J. Smith
                                           Title: Vice President

                                       FRANKLIN MUTUAL ADVISERS LLC, as a Lender



                                       By:  /s/ Bradley Takahashi
                                            -------------------------------
                                            Name: Bradley Takahashi
                                            Title: Assistant Vice President

                                       FRANKLIN FLOATING RATE TRUST, as a Lender



                                       By:  /s/ Chauncey Lufkin
                                            -------------------------------
                                            Name: Chauncey Lufkin
                                            Title: Vice President

              ACKNOWLEDGEMENT AND CONSENT OF SUBSIDIARY GUARANTOR

          By its execution of a counterpart of this Fourth Amendment, the undersigned, as a Subsidiary Guarantor under that certain Guaranty Agreement dated as of September 13, 1999 (the "Guaranty") for the benefit of Lenders, and as an Original Lien Grantor under that certain Security Agreement dated as of September 13, 1999 (the "Security Agreement") between the undersigned, the Borrowers and Collateral Agent, as Secured Party, hereby acknowledges that it has read this Fourth Amendment and consents to the terms thereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Fourth Amendment, the obligations of the undersigned under the Guaranty and the Security Agreement shall not be impaired or affected and each of the Guaranty and the Security Agreement is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

                                           CARIBBEAN BEHAVIORAL HEALTH
                                            SYSTEMS, INC.


                                           By:  /s/ Richard A. Schweinhart
                                                -------------------------------
                                                Name:  Richard A. Schweinhart
                                                Title: Senior Vice President and
                                                Chief Financial Officer

                                  Annex A
                                  -------

Vencor, Inc.
Cash Plan
Period:  Weeks Beginning January 31, 2000 to April 28, 2000
Prepared: February 10, 2000
(in millions)

----------------------------------------------------------------------------------------------------------------------------
CASH FLOW FORECAST:  (Prepared by Company on February 4, 2000)
Week Beginning:                           1/31/00    2/7/00    2/14/00    2/21/00    2/28/00    3/6/00    3/13/00    3/20/00

Projected Receipts:
Facility Receipts                        $   33.5   $  35.0   $   38.0   $   30.4   $   30.1   $  27.2   $   40.8   $   38.0
Agency Receipts                              19.0      19.0       15.0       19.2       12.5      13.5       20.2       19.5
PIP Receipts                                  8.5         -       10.5          -        8.9         -       10.0          -
Misc Receipts                                   -         -          -          -          -         -          -          -
                                         --------   -------   --------   --------   --------   -------   --------   --------

   Subtotal Receipts                     $   61.0   $  54.0   $   63.5   $   49.6   $   51.5   $  40.7   $   71.0   $   57.5

Projected Disbursements:
Accounts Payable                         $  (27.9)  $ (27.9)  $  (29.0)  $  (15.6)  $  (37.9)  $ (26.7)  $  (19.2)  $  (19.2)
Ventas                                      (15.2)        -          -          -      (15.2)        -          -          -
Scheduled PIP Payments                          -      (2.0)         -                     -         -          -          -
Payroll                                     (21.1)    (16.4)     (19.6)     (15.6)     (18.9)    (17.2)     (17.2)     (17.3)
Taxes                                        (6.0)    (11.2)      (6.7)      (7.9)      (9.3)     (6.7)      (7.7)      (4.3)
VEBA Funding                                 (1.1)     (1.0)      (1.0)      (1.0)      (1.0)     (1.5)      (1.5)      (1.5)
Vendor Deposits                              (2.4)     (2.4)      (2.4)         -       (2.4)     (2.0)      (2.0)      (2.0)
Executive Retention                             -         -          -          -          -         -          -          -
Restructuring Costs                             -      (1.1)         -          -       (1.0)        -          -          -
                                         --------   -------   --------   --------   --------   -------   --------   --------
Subtotal Uses of Cash                    $  (73.7)  $ (62.0)  $  (58.7)  $  (40.1)  $  (85.7)  $ (54.1)  $  (47.6)  $  (44.3)
                                         --------   -------   --------   --------   --------   -------   --------   --------

Daily Cash Flow before Next Day
   Funding Requirements                  $  (12.7)  $  (8.0)  $    4.8   $    9.5   $  (34.2)  $ (13.4)  $   23.4   $   13.2

Reduce (Borrow) Next Day Funding                -         -          -          -          -         -          -          -
 Requirement                             --------   -------   --------   --------   --------   -------   --------   --------
Subtotal Net Sources (Uses) of Cash      $  (12.7)  $  (8.0)  $    4.8   $    9.5   $  (34.2)  $ (13.4)  $   23.4   $   13.2
                                         --------   -------   --------   --------   --------   -------   --------   --------

Forecasted Revolver (Borrowing)          $  (12.7)  $  (8.0)  $    4.8   $    9.5   $  (34.2)  $ (13.4)  $   23.4   $   13.2
 Repayment

Beginning Revolver                       $      -   $     -   $      -   $      -   $      -   $     -   $      -   $      -
Activity                                        -         -          -          -          -         -          -          -
                                         --------   -------   --------   --------   --------   -------   --------   --------
Ending Revolver                          $      -   $     -   $      -   $      -   $      -   $     -   $      -   $      -
                                         ========   =======   ========   ========   ========   =======   ========   ========

Beginning Cash                           $   97.0   $  84.3   $   76.3   $   81.1   $   90.6   $  56.4   $   43.0   $   66.4
Net Change in Cash                          (12.7)     (8.0)       4.8        9.5      (34.2)    (13.4)      23.4       13.2
                                         --------   -------   --------   --------   --------   -------   --------   --------
Ending Cash                              $   84.3   $  76.3   $   81.1   $   90.6   $   56.4   $  43.0   $   66.4   $   79.6
                                         ========   =======   ========   ========   ========   =======   ========   ========

COVENANT COMPUTATION:
Cumulative Net Cash Flow                 $  (12.7)  $ (20.7)  $  (15.9)  $   (6.4)  $  (40.6)  $ (54.0)  $  (30.6)  $  (17.4)

Permitted Variance (1)                      (18.0)    (18.0)     (18.0)     (18.0)     (18.0)    (18.0)     (18.0)     (18.0)
                                         --------   -------   --------   --------   --------   -------   --------   --------

Compliance with Cash Plan                $  (30.7)  $ (38.7)  $  (33.9)  $  (24.4)  $  (58.6)  $ (72.0)  $  (48.6)  $  (35.4)
                                         ========   =======   ========   ========   ========   =======   ========   ========


Week Beginning:                           3/27/00    4/3/00    4/10/00    4/17/00    4/24/00

Projected Receipts:
Facility Receipts                        $   30.3   $  20.6   $   31.0   $   50.2   $   45.7
Agency Receipts                              12.5      15.0       14.3       18.9       17.0
PIP Receipts                                 10.0         -       10.0          -       10.0
Misc Receipts                                   -         -          -          -          -
                                         --------   -------   --------   --------   --------

   Subtotal Receipts                     $   52.8   $  35.6   $   55.3   $   69.1   $   72.7

Projected Disbursements:
Accounts Payable                         $  (14.8)  $ (32.5)  $  (30.4)  $  (22.8)  $  (22.8)
Ventas                                          -     (15.2)         -          -          -
Scheduled PIP Payments                          -         -          -          -          -
Payroll                                     (13.2)    (21.9)     (18.9)     (18.1)     (19.7)
Taxes                                        (4.5)     (8.0)      (8.0)      (8.0)      (8.0)
VEBA Funding                                 (1.5)     (1.3)      (1.3)      (1.3)      (1.3)
Vendor Deposits                              (2.0)     (2.0)      (2.0)      (2.0)      (2.0)
Executive Retention                             -         -          -          -          -
Restructuring Costs                          (0.1)     (1.0)         -          -       (0.1)
                                         --------   -------   --------   --------   --------
Subtotal Uses of Cash                    $  (36.1)  $ (81.9)  $  (60.6)  $  (52.2)  $  (53.9)
                                         --------   -------   --------   --------   --------

Daily Cash Flow before Next Day
   Funding Requirements                  $   16.7   $ (46.3)  $   (5.3)  $   16.9   $   18.8

Reduce (Borrow) Next Day Funding                -         -          -          -          -
 Requirement                             --------   -------   --------   --------   --------
Subtotal Net Sources (Uses) of Cash      $   16.7   $ (46.3)  $   (5.3)  $   16.9   $   18.8
                                         --------   -------   --------   --------   --------

Forecasted Revolver (Borrowing)          $   16.7   $ (46.3)  $   (5.3)  $   16.9   $   18.8
 Repayment

Beginning Revolver                       $      -   $     -   $      -   $      -   $      -
Activity                                        -         -          -          -          -
                                         --------   -------   --------   --------   --------
Ending Revolver                          $      -   $     -   $      -   $      -   $      -
                                         ========   =======   ========   ========   ========

Beginning Cash                           $   79.6   $  96.3   $   50.0   $   44.7   $   61.6
Net Change in Cash                           16.7     (46.3)      (5.3)      16.9       18.8
                                         --------   -------   --------   --------   --------
Ending Cash                              $   96.3   $  50.0   $   44.7   $   61.6   $   80.4
                                         ========   =======   ========   ========   ========

COVENANT COMPUTATION:
Cumulative Net Cash Flow                 $   (0.7)  $ (47.0)  $  (52.3)  $  (35.4)  $  (16.6)

Permitted Variance (1)                      (18.0)    (18.0)     (18.0)     (18.0)     (18.0)
                                         --------   -------   --------   --------   --------

Compliance with Cash Plan                $  (18.7)  $ (65.0)  $  (70.3)  $  (53.4)  $  (34.6)
                                         ========   =======   ========   ========   ========
---------------------------------------------------------------------------------------------

(1) The Borrower is allowed to disburse up to $52,500,000 above the permitted variance if, and only if, such disbursements are required to be made to repay obligations owing to Medicare or its agents.

                                    Annex B
                                    -------



                                                                February 1, 2000


MEMORANDUM FOR VENCOR DIP LENDER GROUP
--------------------------------------


          Re:  Request for Consent to Proposed Asset Sale
               ------------------------------------------


          Below is outlined a proposed transaction in which the Debtors would sell a warehouse in Louisville, Kentucky for gross proceeds of $750,000. The warehouse is not scheduled as a Property Held for Sale under the Debtor-in-Possession Credit Agreement dated as of September 13, 1999 (the "Agreement"
                                                                 ---------
capitalized terms in this memorandum to have the definitions given to them in the Agreement), and accordingly the Debtors request the consent of Required Lenders to the transaction pursuant to Section 7.03 of the Agreement. The Net Cash Proceeds of the sale would be applied to repay outstanding loans, if any, and to reduce the Commitments in accordance with Section 2.08 of the Agreement.

          On February 26, 1998, Vencor, Inc. purchased a warehouse located at 3320 Gilmore Industrial Boulevard, Louisville, Kentucky (the "Property") for
                                                              --------
$740,000 which has been used to store many of the Debtors' records. In recent months the Debtors determined it would be more efficient and less costly to outsource the storage aspect of the Debtors' record retention program. It is estimated that the outsourcing will result in an estimated annual savings of $197,865 to the Debtors. Consequently, as of February 1, 2000, the Debtors are discontinuing use of the warehouse. Until the Debtors are able to sell the Property, they are responsible for security and maintenance costs on the Property, which the Debtors estimate are $2,333 per month.

          On or about October 6, 1999, the Debtors retained a broker to market the Property. The broker has been involved with numerous sale and lease transactions, including the ownership of eight buildings in the Gilmore Industrial Park in which the Property is located. The Property was marketed by:
(a) placement in the Louisville Board of Realtors Multiple Listing Service for exposure to 150 local commercial/industrial members, (b) mailing a brochure to local distributors and light manufacturers, (c) advertisement in Business First,
                                                                 --------------
a business publication for the Louisville metropolitan area, (d) inclusion in the database at Greater Louisville, Inc. for distribution to business development prospects, and (e) installation of a "For Sale" sign on the Property. The marketing efforts produced fifteen showings of the Property which resulted in two offers for the Property, one of which was considerably lower than the proposed purchase price.

          The offer that the Debtors propose to accept is a $750,000 offer from George Eric Johnson and Linda C. Johnson (the "Purchaser"). The Debtors propose
                                               ---------
to accept this offer based on the offer price, the favorable terms of the offer, pursuant to which the Property will be sold on an "as is" basis, and the lack of interest from other potential purchasers after thorough marketing efforts. The Debtors believe that the sale of the Property is in the best interests of the Debtors, their estates and their creditors, and is amply justified by several factors. First, the Property does not make a positive contribution to the Debtors' case flow. Indeed, the Debtors must make monthly security and maintenance related payments of approximately $2,333 in order to maintain the safety and marketability of the closed warehouse. Second, the purchase price, based on the information available to the broker, is the highest amount paid per square foot for a building of comparable size in the immediate area of the Gilmore Industrial Park. As described above, the Debtors have marketed the Property through an experienced broker knowledgeable about the local market conditions. Despite diligent and extensive marketing, the Debtors received only two offers for the Property, of which the Purchaser's was the highest and best. The Purchaser has not objected to the thirty foot shared driveway and irregular site configuration that have been objections raised by many of the other parties that viewed the Property. If the Debtors are unable to sell the Property to the Purchaser, the Debtors would lose their investment of time and expense in marketing the Property.

          The following is a summary of the pertinent provisions of the proposed sale agreement: (i) the purchase price for the Property upon closing if $750,000, including a deposit of $25,000, subject to transfer taxes and certain adjustments for prorated taxes; (ii) the 425,000 deposit becomes non-refundable 45 days after the execution date of the sale agreement; (iii) upon closing and pursuant to both the sale agreement and a separate agreement with the broker, Vencor, Inc. will be required to pay three percent of the $750,000 purchase price to the broker as a commission; (iv) the Property is being sold by Vencor, Inc. on an "as is", "where is" and "with all faults" basis; and (v) the closing is to take place on or before April 1, 2000.

                                     * * *

          Vencor will be pleased to provide further information with respect to this transaction at your request. Please contact Franklin Parlamis at (212) 225-2246 or Cheryl Haas-Goldstein at (212) 225-2038 with any questions.